UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2022
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.

On April 5, 2022, bluebird bio, Inc. (“bluebird” or the “Company”) announced that it is initiating a comprehensive restructuring plan intended to deliver up to $160 million in cost savings over the next two years. The initiative is expected to reduce the Company’s cash burn in 2022 to less than $340 million, with a 35 to 40 percent reduction in operating costs anticipated by year-end 2022. As part of the restructuring, bluebird plans to reduce its workforce by approximately 30% across the second and third quarters of 2022. As a result of the reduction in force, the Company estimates that it will incur aggregate charges of approximately $10 million in one-time cash expenditures for severance and employee termination-related costs. As a result of the restructuring, the Company now expects that its existing cash, cash equivalents, and marketable securities will enable it to fund its operating expenses and capital expenditure requirements into the first half of 2023.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements, including the Company’s statements regarding potential cost-savings from its restructuring, expected reductions of operating expenses and its expectations that the cost savings from the restructuring will extend its cash runway into the first half of 2023. Such forward-looking statements are based on historical performance and current expectations and projections about the Company’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond its control and could cause its future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. No forward-looking statement can be guaranteed. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many risks and uncertainties that affect the Company’s business, particularly those identified in the risk factors discussion in the Company’s Annual Report on Form 10-K, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. These risks include, but are not limited to: the risk that the Company may not realize expected cost savings from the restructuring, including the anticipated decrease in operational expenses, at the levels it expects; the Company may encounter additional delays in the development of its programs, including the imposition of new clinical holds or delays in resolving existing clinical holds, that may impact its ability to meet its expected time lines and increase its costs; the internal and external costs required for its ongoing and planned activities, and the resulting impact on expense and use of cash, may be higher than expected which may cause the Company to use cash more quickly than it expects or change or curtail some of its plans or both; the Company’s expectations as to expenses, cash usage and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than its assumptions; the risk that the efficacy and safety results from the Company’s prior and ongoing clinical trials will not continue or be seen in additional patients treated with its product candidates; the risk that additional insertional oncogenic or other reportable events associated with lentiviral vector, drug product, or myeloablation will be discovered or reported over time; the risk that the Company’s eli-cel, beti-cel and lovo-cel programs may be subject to further delays in their development, including but not limited to the imposition of new clinical holds; the risk that eli-cel and/or beti-cel may not be approved within the priority review timeframe or at all; the risk that any one or more of the Company’s product candidates, including eli-cel and/or beti-cel, will not be successfully developed, approved or commercialized. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K and except as otherwise required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by the Company in a Form 8-K on March 31, 2022, Jason F. Cole was appointed as the Company's Chief Strategy and Financial Officer and Treasurer and principal financial officer. In connection with Mr. Cole’s appointment, the compensation committee of the Company’s board of directors (the “Board”) approved adjustments to Mr. Cole’s compensation as follows: (i) an annual base salary of $525,000, and (ii) a target annual bonus opportunity equal to 50% of his annual base salary, subject to the achievement of certain milestones established by the Board.

Item 8.01    Other Events.

On April 5, 2022, the Company issued a press release related to the restructuring plan. The full text of the Company’s press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on April 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2022	bluebird bio, Inc.

	By:	/s/ Helen C. Fu
Helen C. Fu
Senior Vice President, General Counsel and Secretary